EXHIBIT 2

CUSIP No.  269279402

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13D

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated:  June 9, 2017

V. PREM WATSA

/s/ V. Prem Watsa

1109519 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

810679 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: President

FFHL GROUP LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Director

FAIRFAX (US) INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH NATIONAL INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ZENITH INSURANCE COMPANY (U.S. entity)

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

TIG INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY US HOLDINGS INC.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY RE HOLDINGS CORP.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

ODYSSEY REINSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

CLEARWATER SELECT INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NEWLINE HOLDINGS UK LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NEWLINE CORPORATE NAME LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NORTHBRIDGE FINANCIAL CORPORATION

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FEDERATED INSURANCE COMPANY OF CANADA

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

NORTHBRIDGE PERSONAL INSURANCE CORPORATION

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

FAIRFAX (BARBADOS) INTERNATIONAL CORP.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

TIG INSURANCE (BARBADOS) LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

WENTWORTH INSURANCE COMPANY LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Attorney-in-Fact pursuant to Power of Attorney attached to this Schedule 13D

RIVERSTONE HOLDINGS LIMITED

By:	/s/ Nicholas C. Bently
	Name:	Nicholas C. Bentley
	Title:	Managing Director

RIVERSTONE INSURANCE LIMITED

By:	/s/ Nicholas C. Bently
	Name:	Nicholas C. Bentley
	Title:	Director

ADVENT CAPITAL (HOLDINGS) LTD.

By:	/s/ Neil Murdoch Ewing
	Name:	Neil Murdoch Ewing
	Title:	Company Secretary

ADVENT CAPITAL (NO. 3) LTD

By:	/s/ Neil Murdoch Ewing
	Name:	Neil Murdoch Ewing
	Title:	Company Secretary

ZENITH INSURANCE COMPANY (Canadian entity)

By:	/s/ Lori McDougall
	Name:	Lori McDougall
	Title:	Chief Corporate Development Officer

BRIT LIMITED

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Group Chief Executive Officer and Director

BRIT SYNDICATES LIMITED

By:	/s/ Matthew Wilson
	Name:	Matthew Wilson
	Title:	Chief Executive Officer and Director

BRIT INSURANCE HOLDINGS LIMITED

By:	/s/ Nigel Meyer
	Name:	Nigel Meyer
	Title:	Director

BRIT INSURANCE (GIBRALTAR) PCC LIMITED

By:	/s/ Nigel Meyer
	Name:	Nigel Meyer
	Title:	Director